UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 22, 2007
___________
STERLING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington	0-20800	91-1572822
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 North Wall Street, Spokane, Washington 99201
(Address of principal executive offices) (Zip Code)
(509) 458-3711
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01. Other Events.
     On October 22, 2007, Sterling Financial Corporation (“Sterling”) issued a press release announcing a quarterly cash dividend of $0.095 per share of common stock payable to shareholders of record as of December 31, 2007. The dividend is expected to be paid on January 11, 2007. The text of the press release is attached as Exhibit 99.1 to this report and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (d) The following exhibit is being filed herewith:

Exhibit No.	Exhibit Description
99.1	Press release text of Sterling Financial Corporation dated October 22, 2007.

S I G N A T U R E
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

October 22, 2007	By:	/s/ Daniel G. Byrne

Date		Daniel G. Byrne Executive Vice President, Assistant Secretary, and Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press release text of Sterling Financial Corporation dated October 22, 2007.

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